UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 6/30

Date of reporting period:    6/30/14

Item 1.  Reports to Stockholders.

TAYLOR XPLOR

 MANAGED FUTURES STRATEGY FUND

ANNUAL REPORT

June 30, 2014

Class A Shares (Symbol: TMFAX)

Class I Shares (Symbol: TMFIX)

1-888-895-6943

www.taylormutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Taylor Xplor Managed Futures Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Taylor Xplor Managed Futures Strategy Fund

Annual Report

August 2014

INTRODUCTION

The Taylor Xplor Managed Futures Strategy Fund (the “Fund”) is intended to provide direct access to managed futures strategies in a mutual fund format. The Fund allocates both long and short to an array of asset classes including commodities, currencies, equity indices and global interest rates. The Fund uses a systematic, active, multi-strategy approach that does not depend upon market direction and seeks to offer diversification across asset classes, global futures markets, and various durations and investment styles.

MARKET COMMENTARY

The dominant investment theme of the fiscal year ended June 30, 2014 was the surprising strength of global equity markets. The year began with a consensus view that equities would benefit from global central bank accommodation, a modestly improving global economy led by the US, and the potential for a substantial rotation out of fixed income and into equities. However, there were significant concerns during the period about ongoing political gridlock in the US and the potential for a destabilizing slowdown of the Chinese economy and emerging markets more broadly, which served to temper investor bullishness.

For the twelve months ended June 30, 2014, returns across global equity markets exceeded consensus expectations by a wide margin and were led by the India Sensex (+31.03%), NASDAQ Composite (+29.53%), German DAX Index (+23.54%), S&P 500 (+22.04%), and Japanese Nikkei (+10.86%). Global equity markets’ P/E ratio multiples have steadily increased in the first half of 2014, including those in emerging markets, to elevated but not excessive levels. For example, in the U.S., P/E ratios are close to their peak levels in 2007, but well below extreme levels during the tech-bubble (1997-2000). As of June 30, 2014, the 12 month forward P/E ratio for the S&P 500 stands at 15.6, which is above the 5 year (13.1) and 10 year (13.9) averages, but well below peak levels in 1999 (29.8). For most of the fiscal year ended June 30, 2014, investor sentiment was neutral to positive, which was reflected in the lack of stock market volatility. For example, there were just 13 trading days during the period that the S&P 500 was down more than 1%.

In contrast to developed equities, global bond markets had one of their worst performance periods from July 2013 to December 2013. In the U.S., fears that the Federal Reserve would begin reducing the size of its monthly bond purchases (“tapering”) sent bond prices lower and the U.S. 10 year yield higher, moving from 2.52% in July 2013 to approximately 3.0% in September 2013. Since January 2014, however, fixed income markets have rallied considerably as a result of a very weak Q1 2014 GDP of negative 2.9% largely due to the harsh winter weather in most of the US along with slowing growth in China and Europe. For the fiscal year ended June 30, 2014, the U.S. 10 year returned +3.36% and the 30 year returned +6.78%, while the front end of the Treasury curve remained well supported as consensus expectations remained for no change in the Federal Funds Rate (0-25bps) for the foreseeable future.

Global currency markets over the twelve months ended June 30, 2014 were mixed as the U.S. dollar became modestly stronger over the period against China (+1.07%), India (+0.87%), Japan (+2.15%) and Canada (+1.40%) and weaker over the period against the U.K. (-12.45%), South Korea (-12.85%) and Switzerland (-6.53%).In commodities, despite signs of slowing growth in China, Europe and a very weak Q1 in the US, several markets generated surprisingly strong gains for the twelve months ended June 30, 2014 such as Coffee (+34.35%), Palladium (+32.45%), Nickel (+36.81%) and Natural Gas (+24.16%).

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DETAILED FUND PERFORMANCE REVIEW

	YTD 2014	1 Year	Since Inception (October 2012)
Class A (without load)	-5.86%	-1.16%	-8.79%
Class A (max load*)	-11.26%	-6.89%	-11.82%
Class C	-5.72%	-0.81%	-8.42%
Barclay BTOP50 Index (“BTOP 50”)	0.44%	0.69%	-0.34%
S&P 500 Total Return Index	7.14%	24.61%	21.79%
Barclays U.S. Aggregate Index	3.93%	4.37%	1.16%

*	The maximum sales charge (load) for Class A is 5.75%.

The performance data quoted here represents past performance.  For more current performance information, please call toll-free 888-895-6943 or visit our website www.taylormutualfunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses until at least October 31, 2014, to ensure that net annual, operating expenses (exclusive of certain fees) of Class A and I Shares will not exceed 1.86% and 1.61% respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s Class A and I shares total annual operating expenses would be 4.02% and 4.30%, respectively, per the Fund’s November 1, 2013 prospectus. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2014 there are 20 funds in the BTOP50 Index.

The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.

The Barclays Aggregate Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).

As the new fiscal year began in July 2013, the environment for managed futures continued to be challenging, leading to declines of-1.04% for the Fund. The BTOP50 declined -1.14% over the same period. Losses were concentrated in commodities, while equities and currencies were profitable, and interest rates positions were flat. Within the commodity complex, the Fund suffered losses mostly from short-term models trading in natural gas, and long-term models that were positioned short gold, silver, and sugar. Overall, the Fund’s long-term trend models were profitable and slightly increased its overall long exposure to global equities. The Fund also had small gains in currencies as the US Dollar weakened following dovish comments in a speech given by Fed Chairman Bernanke. The short-term models were also profitable in long Swiss Franc, long Euro, and short US Dollar Index positions, while small losses occurred in the long-term trend model of the Fund’s short Japanese Yen position. Global bond markets were choppy as the market contended with dovish remarks from Bernanke on the one hand, while receiving better than expected economic data and confidence numbers on the other, which led to flat performance in our bond positions.

In August 2013, the Fund declined approximately -1.20%, primarily due to long global equity and yield curve steepening positions in the U.S., Germany and Japan. The BTOP 50 declined by the same percentage that month. These losses were mitigated by profitable trading both long and short in the commodity sector, while global currency positions were basically flat. Within equities, many world markets made multi-year highs on the first few days of August 2013, only to sell off the rest of the month on worries surrounding the impact of higher interest rates and the increasingly unpredictable situation in Syria. As a result, the Fund sustained losses on its longer-term trend following models in global equities. The Fund also suffered small losses in fixed income. Overall exposure to interest rates decreased slightly in August 2013 as fixed income markets sold off on better than expected economic data in the US and Europe with 10-year yields reaching their highest levels in two years. Currencies were generally flat for the month as profits from long Euro and Swiss Franc positions in the short-term trading models were offset by losses on short Japanese Yen positions in

2

the longer-term trend following models. The Fund was profitable across the commodity complex with gains in grains, metals, energies and soft commodities. The largest gains came from short positions in coffee, cotton, and sugar, and from long positions in silver and platinum.

The Fund rallied strongly to close the third quarter, returning +3.20% in September 2013 and outperforming the BTOP50 (-0.44%). Gains were primarily driven by short US Dollar and long global equity positions that both benefitted from the surprise decision by the Federal Reserve to hold off “tapering” of asset purchases, which had been widely anticipated and priced into markets. Global equity and bond markets rallied sharply following the Fed’s announcement, as many participants were surprised by the news which signaled a “lower for longer” (US interest rates) environment, assumed by most investors to be supportive of equities and bonds. The Fund was basically flat in global interest rates. The Fund’s gains in currencies were driven by our short-term models which correctly positioned the Fund short the US Dollar and long Euro, Swiss Franc, and British Pounds. Again, the Fed played a major role in our currency profits as the US Dollar traded down to levels not seen since February 2013 on their announcement. During September 2013, the Fund suffered small losses in commodities as gains in short grain positioning were offset by losses from our long energy and short “soft” commodity positioning.

The Fund performed well again in October 2013 (+2.41%), generating approximately double the return of the BTOP50 (+1.21%). Performance gains were largely driven by long positions in global equity markets, many of which made multi-year highs fueled by better than expected economic data and continued support by global central bank policies. In currencies, the Fund’s performance was generally flat for the month. Short positioning in the USD against the Swiss Franc, Euro and Canadian dollar, worked well during the first half of the month supported fundamentally by a continuation of dovish Federal Reserve policy. However, those gains were reversed late in the month by profit taking and technically driven “short covering” by market participants. In global interest rates, the Fund was modestly profitable for the month, driven by solid gains from long positions (2 year, 5 year, and 10 year) in Germany. The Fund also was profitable, and continues to hold, yield curve steepening trades (long 3 month and 2 year against short 5 year, 10 year and 30 year) in US interest rate markets. In the commodities sector, the Fund’s profits from short positions in soft commodities were offset by losses in short precious metals positioning as metals rallied sharply on the prospects of continued monetary accommodation by global central banks along with increased inflation risk following the nomination of Janet Ellen to lead the Federal Reserve.

The Fund continued to be in sync with markets in November 2013, generating a gain of approximately +1.20% that slightly outperformed its benchmark the BTOP50 (+1.08%), over the same period. Performance gains were largely attributed to the performance of long positions in global equity markets and short positioning in precious metals. Equity market gains for the month were broad based as positive comments by incoming Fed Chairperson Janet Yellen and a surprise interest rate cut by the European Central Bank lent support to the notion that global central bank policy would continue to remain accommodative. Commodities were also profitable due to gains in energies and soft commodities. The largest gains were from short positions in gold and silver, which sold off sharply in November on better than expected inflation reports. In currencies, the Fund’s performance was flat for the month as gains on short yen positions were offset by losses in the Euro and Swiss franc. Global interest rates were the largest detractor on Fund performance for the month, with the majority of trading losses occurring in Germany across the yield curve.

In December 2013, the Fund continued to post positive performance (+0.55%), slightly underperforming the BTOP50 (+0.81%) benchmark. Performance gains were primarily driven by long positioning in global equity markets and in natural gas. Equity market gains were broad based as developed, global markets rallied strongly with many closing at multi-year highs. For example, the S&P 500 (+32.29%) recorded its highest annual return in 16 years for calendar year 2013, while Japan’s Nikkei returned +56.72% for the same period. Equities rallied sharply mid-month following the Fed

3

announcement that the amount of tapering would be smaller than investors anticipated. The Fund generated modest gains from short positioning in global 10 year interest rates after bonds sold off on stronger than expected economic data, highlighted by a U.S. third quarter GDP report that surprised with a reading of 4.1% versus second quarter growth of 2.5%. In commodities, the Fund had gains in energies, specifically from long natural gas positions that benefitted from colder than expected weather. The Fund suffered modest losses on short positions in metals after both precious and industrial metals rallied off recent lows. The Fund also experienced net losses in currencies as gains on short Japanese yen positions were offset by trading losses in Swiss franc and Canadian dollar.

Entering 2014, the Fund’s performance for January was -2.40% (BTOP50, -1.00%), largely driven by losses on long positions in global equity markets along with trading losses across commodities. As global equity markets traded lower during the month, the Fund’s long positions were reduced substantially. Global equity markets were under pressure in January in the wake of disappointing payroll numbers in the US, weaker than expected economic data out of China, along with capital flight from emerging markets that led to a general reduction in investor allocations to risk assets. The Fund generated modest profits in global interest rates from trading gains (both long and short) in developed bond markets (U.S., Germany, U.K.). The Fund sustained small losses in currencies as the Japanese yen rallied against the U.S. dollar (-2.97%) during the month. The Fund also, incurred losses in commodities, as losses in coffee, sugar and precious metals more than offset gains from long natural gas positions that rallied on cold weather and short term supply concerns.

For February 2014, the Fund generated a gain of +0.79%, outperforming the BTOP50 (-0.22%) benchmark by approximately 100 bps. Positive performance was driven by long positions in global equity markets, followed by gains in currencies and grains. During the month, developed equity markets rallied following Janet Yellen’s first testimony (semi-annual Humphrey Hawkins) before Congress and rising speculation that the European Central Bank would pursue an additional interest rate cut. Asian and emerging country equity markets, however, lagged on continued concerns that higher interest rates and slowing growth in China would hurt corporate profitability. The Fund generated significant profits in currencies, with gains coming from long positions in the Euro and Swiss franc versus the US dollar. The Fund sustained modest losses in interest rate curve “steepening” positions (ie. long 2 year Treasuries and short 10 year Treasuries) in the United States in addition to losses across the commodity complex. However, one bright spot in commodities was in grains, where the Fund made money on long positions in soybeans as markets rallied on drought conditions in Brazil.

The Fund generated a loss of approximately -2.35% in March 2014, underperforming the BTOP50 (-0.06%). Negative performance was a result of long positions in global equity markets and trading losses in German interest rate futures. Equity losses for the Fund occurred in the first half of the month as escalating political tension between Russia and Ukraine over Crimea and lower than expected retail sales and industrial production in China led to a selloff in global equity markets. In the commodity sector, the Fund generated small gains from short positions in precious metals and long positions in grains, yet had small losses from short natural gas positions. The Fund was profitable in currencies on long U.S. dollar positions versus the Japanese yen, Swiss franc, and Euro currency.

Overall, April 2014 was characterized by weakness in risk assets early in the month on continued geo-political tensions between Russia and Ukraine. The Fund declined -2.40%, while the BTOP50 benchmark returned +0.33%. By the middle of the month, optimism around a peaceful resolution helped to reverse the selloff in risk assets and markets rallied into month end. During the “risk off” trade, participants sold global equities and bought bonds, precious metals, and safe haven currencies like the Swiss franc and Japanese yen. While the Fund generated positive performance from gains on long positions in the energy complex (natural gas, WTI crude, unleaded gasoline), they were more than offset by losses

4

across global equities, currencies and interest rates. In commodities, the Fund lost money in precious metals, which rallied at the beginning of the month, but then reversed and sold off to finish the month in negative territory.

The Fund generated a gain of +0.82% in May 2014 versus a gain of +1.44% for the BTOP50. It is interesting to note that intermediate and long term trend strategies were significant contributors to the Fund’s gain during the month. Repeated indications of higher volatility potentially suggest notable directional moves may be underway in a number of markets, which are conditions that have historically proven to be fertile ground for the Fund’s strategy. This is in contrast to just a few months ago, when we observed more choppy conditions and a lack of such moves. Both equities and interest rates contributed to May’s positive return, with equity gains focused in the US (mini-S&P and NASDAQ primarily), while longer-maturity international bonds accounted for the bulk of the interest rate profits. Despite warning signs of impending volatility in which equity markets can fare poorly, the current positions reflect a consensus “risk on” environment across trend and intraday strategies. April’s positive performance in natural gas turned negative in May with a mid-month retracement of most of April’s advance, triggering losses in longer term trend positions. Severely choppy action at the extreme of the retracement also negatively impacted our short term intraday strategies.

The largest performance drivers for the Fund for June 2014 (-0.23%) were global equities, which delivered positive performance, while precious metals detracted from performance. The BTOP50 declined -0.11% over the same period. Global equities performance was led by longer term trend following positions in US indices, especially the S&P 500 and NASDAQ futures, which were supported by continued accommodative stances by global central banks including comments by Fed Chair Janet Yellen that suggested that a US rate hike was not imminent. Global interest rates were also profitable for the month with gains coming from long positions in European bond markets. The European Central Bank (ECB) announced a cut in the lending rate while now charging banks on deposits for overnight funds. Currency markets also delivered positive performance from long positions in the Canadian dollar and British pound. The largest detractors for the Fund were short positions in precious metals, which rallied sharply for the month on both the accommodative global central bank stance and on escalating tensions in Iraq. The Fund also suffered small losses in energy largely due to shorter term trading losses in Natural Gas. Entering July, the Fund is generally positioned long global stock indices, long European bonds, short precious metals and short grains.

FISCAL YEAR END MANAGED FUTURES STRATEGY ALLOCATIONS

*	Allocation percentages are subject to change at any time.
5

FISCAL YEAR END TOP ACTIVE MANAGED FUTURES POSITIONS BY ASSET CLASS

	Long/Short	% of Risk Allocation		Long/Short	% of Risk Allocation
Commodities			Equities
Natural Gas	Short	5.3%	S&P 500	Long	7.3%
Soybeans	Short	5.3%	NASDAQ 100	Long	5.7%
Gold	Short	4.0%	Dow Jones Ind. Avg.	Long	1.8%
Currencies			Fixed Income
Swiss Franc	Long	9.8%	German Bund, 10 Year	Long	8.3%
Japanese Yen	Short	4.1%	Japanese GB, 10 Year	Long	5.1%
Canadian Dollar	Long	1.1%	Eurodollar, 3-Month	Long	4.4%

Number of long holdings:		54	Number of short holdings:		15

OUTLOOK

During the first quarter of 2014, a number of risk factors bubbled to the surface that are unlikely to resolve themselves quickly. Soft economic data in the U.S. may prove to be the most temporary, but a less accommodative stance by the big four world central banks (China and US reducing accommodation while Japan/ECB loose) along with a slowing China, and less stable geopolitical environment (Russia/Ukraine, Middle East, Africa) are likely to be macro risk factors for some time to come. Additionally, while markets seem complacent, we are not convinced that the European crisis won’t once again make front page headlines as they confront the likely necessity to further stimulate their economies. For these reasons, we believe the balance of 2014 will at the very least contain heightened “risk” awareness by investors, contributing to periods of increased volatility, and thus creating interesting investment opportunities for our systematic, managed futures investment strategy.

4305-NLD-8/14/2014

6

Taylor Xplor Managed Futures Strategy Fund
PORTFOLIO REVIEW
June 30, 2014 (Unaudited)

The Fund’s performance figures* for the periods ended June 30, 2014, as compared to its benchmark:

	One	Inception** -
	Year	June 30, 2014
Taylor Xplor Managed Futures Strategy Fund Class A	(1.16)%	(8.79)%
Taylor Xplor Managed Futures Strategy Fund Class A with load	(6.89)%	(11.82)%
Taylor Xplor Managed Futures Strategy Fund Class I	(0.81)%	(8.42)%
Barclay BTOP50 Index	0.69%	(0.34)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses before fee waiving are 4.02% for Class A shares and 4.30% for Class I shares per the November 12, 2013, prospectus. Class A shares are subject to a maximum sales charge of 5.75% imposed on on purchases and 1.00% contingent deferred sales charge on redemptions within 18 months of purchase when the sales charge is waived. For performance information current to the most recent month-end, please call toll-free 1-888-895-6943.

The Barclay BTOP50 Index (“BTOP50”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2014 there are 20 funds in the BTOP50 Index.

**	Inception date is September 28, 2012.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	Fair Value as a % of Net Assets
Bonds & Notes	44.3%
Commodity Pools	24.6%
U.S. Government & Agency Obligations	20.9%
Money Market Fund	10.4%
Liabilities in Excess of Other Assets/Cash and Cash Equivalents	-0.2%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

7

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares				Fair Value
	COMMODITY POOLS - 24.6%
350	Xplor Global CTA Fund (SPC), Ltd Class 4X Lead Series * +			$178,460
50	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 10/12/2012 * +			26,743
90	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 10/22/2012 * +			51,041
20	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 11/28/2012 * +			11,190
570	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/05/2012 * +			321,043
364	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/20/2012 * +			200,333
315	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 12/24/2012 * +			176,765
944	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 1/22/2013 * +			548,840
550	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 6/11/2013 * +			500,487
410	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 6/28/2013 * +			380,347
8	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 7/16/2013 * +			7,256
184	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 1/10/2014 * +			161,599
110	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 3/6/2014 * +			89,995
106	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 3/25/2014 * +			99,919
56	Xplor Global CTA Fund (SPC), Ltd Class 4X Series 3/28/2014 * +			52,518
	TOTAL COMMODITY POOLS ( Cost - $4,127,020)			2,806,536

Principal ($)		Coupon Rate (%)	Maturity	Fair Value

	BONDS & NOTES - 44.3%
	AGRICULTURE - 0.2%
$25,000	Philip Morris International, Inc.	1.8750	1/15/2019	24,968

	ASSET BACKED SECURITIES - 0.1%
14,826	CNH Equipment Trust 2013-A	0.4400	7/15/2016	14,828

	AUTO MANUFACTURERS - 0.9%
55,000	PACCAR Financial Corp.	0.8000	2/8/2016	55,263
50,000	Toyota Motor Credit Corp.	0.5159	5/17/2016	50,184
				105,447
	AUTOMOBILE ABS - 4.4%
85,000	AmeriCredit Automobile Receivables Trust 2013-2	0.6500	12/8/2017	85,082
30,533	BMW Vehicle Owner Trust 2013-A	0.4100	2/25/2016	30,543
34,298	Capital Auto Receivables Asset Trust	0.6200	7/20/2016	34,317
50,000	Carmax Auto Owner Trust 2013-2	0.8400	11/15/2018	49,713
60,000	Ford Credit Auto Lease Trust 2013-A	0.6000	3/15/2016	60,087
34,536	Ford Credit Auto Owner Trust 2013-D	0.4500	8/15/2016	34,558
85,000	Honda Auto Receivables 2013-2 Owner Trust	0.5300	2/16/2017	85,115
70,000	Honda Auto Receivables 2014-2 Owner Trust	0.3900	9/19/2016	70,000
50,000	Hyundai Auto Receivables Trust 2013-C	1.5500	3/15/2019	50,611
				500,026
	BANKS - 10.6%
50,000	Bank of America Corp.	0.4871	10/14/2016	49,814
50,000	Bank of America Corp.	2.0000	1/11/2018	50,365
45,000	Bank of America Corp.	1.2996	3/22/2018	45,621
45,000	Bank of America Corp.	1.2665	1/15/2019	45,628
50,000	Bank of Montreal	0.7465	7/15/2016	50,350

See accompanying notes to consolidated financial statements.

8

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2014 (Continued)

Principal ($)		Coupon Rate (%)	Maturity	Fair Value

	BANKS - 10.6% (Continued)
$50,000	Bank of Nova Scotia	0.7465	7/15/2016	$50,299
50,000	BNP Paribas SA	3.2500	3/11/2015	50,944
45,000	BNP Paribas SA	0.8203	12/12/2016	45,170
40,000	Capital One Financial Corp.	2.1250	7/15/2014	40,028
60,000	Capital One Financial Corp.	1.0000	11/6/2015	60,185
50,000	Citigroup Inc.	1.0246	4/1/2016	50,339
40,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.3750	1/19/2017	42,384
55,000	Goldman Sachs Group, Inc.	3.6250	2/7/2016	57,348
60,000	Goldman Sachs Group, Inc.	1.4249	4/30/2018	61,025
60,000	JPMorgan Chase & Co.	1.1288	1/25/2018	60,898
75,000	KFW	0.5000	7/15/2016	74,949
60,000	Morgan Stanley	1.4772	2/25/2016	60,863
60,000	Morgan Stanley	1.7500	2/25/2016	60,877
75,000	Toronto-Dominion Bank	1.1250	5/2/2017	75,059
35,000	US Bancorp	1.9500	11/15/2018	35,267
75,000	Wells Fargo & Co.	2.6250	12/15/2016	78,002
60,000	Wells Fargo & Co.	0.8559	4/23/2018	60,577
				1,205,992
	BEVERAGES - 2.7%
75,000	Anheuser-Busch InBev Finance, Inc.	0.4179	1/27/2017	75,144
65,000	Anheuser-Busch InBev Worldwide, Inc.	1.3750	7/15/2017	65,267
55,000	Coca-Cola Co.	0.7500	11/1/2016	54,982
40,000	Coca-Cola Co.	1.1500	4/1/2018	39,644
75,000	PepsiCo, Inc.	0.4372	2/26/2016	75,107
				310,144
	BIOTECHNOLOGY - 0.5%
60,000	Amgen, Inc.	0.6081	5/22/2017	60,077

	COMPUTERS - 2.9%
75,000	Apple, Inc.	1.0500	5/5/2017	75,154
45,000	EMC Corp.	1.8750	6/1/2018	45,340
115,000	International Business Machines Corp.	0.2929	2/5/2016	115,063
100,000	International Business Machines Corp.	1.2500	2/8/2018	99,598
				335,155
	COSMETICS / PERSONAL CARE - 0.4%
40,000	Procter & Gamble Co.	0.7500	11/4/2016	40,004

	CREDIT CARD ABS - 0.2%
25,000	World Financial Network Credit Card Master Trust	3.9600	4/15/2019	25,769

	DIVERSIFIED FINANCIAL SERVICES - 2.8%
70,000	American Express Credit Corp.	2.8000	9/19/2016	72,925
50,000	American Honda Finance Corp.	0.7318	10/7/2016	50,411
55,000	American Honda Finance Corp.	1.1250	10/7/2016	55,380
60,000	General Electric Capital Corp.	0.4296	1/8/2016	60,059
80,000	General Electric Capital Corp.	0.4571	1/14/2016	80,116
				318,891

See accompanying notes to consolidated financial statements.

9

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2014 (Continued)

Principal ($)		Coupon Rate (%)	Maturity	Fair Value
	ELECTRIC - 1.1%
$35,000	Duke Energy Corp.	0.6118	4/3/2017	$35,129
90,000	Georgia Power Co.	0.5506	3/15/2016	89,970
				125,099
	ELECTRONICS - 0.5%
60,000	Thermo Fisher Scientific, Inc.	1.3000	2/1/2017	60,126

	FOOD - 0.5%
60,000	General Mills, Inc.	0.5266	1/29/2016	60,177

	HEALTHCARE-PRODUCTS - 1.1%
55,000	Baxter International, Inc.	0.9500	6/1/2016	55,261
10,000	CareFusion Corp.	1.4500	5/15/2017	10,000
55,000	Medtronic, Inc.	1.3750	4/1/2018	54,691
				119,952
	INSURANCE - 2.7%
50,000	American International Group, Inc.	4.8750	9/15/2016	54,111
50,000	American International Group, Inc.	3.8000	3/22/2017	53,465
55,000	Berkshire Hathaway, Inc.	2.2000	8/15/2016	56,780
50,000	MetLife, Inc.	6.7500	6/1/2016	55,589
85,000	Prudential Financial, Inc.	1.0039	8/15/2018	85,191
				305,136
	INTERNET - 0.4%
45,000	eBay, Inc.	1.3500	7/15/2017	45,245

	LEISURE TIME - 0.3%
30,000	Carnival Corp.	1.2000	2/5/2016	30,190

	MACHINERY-CONSTRUCTION & MINING - 0.7%
75,000	Caterpillar Financial Services Corp.	0.4672	2/26/2016	75,172

	MEDIA - 0.9%
40,000	Cox Communications, Inc.	5.4500	12/15/2014	40,886
55,000	DIRECTV Holdings LLC	3.5000	3/1/2016	57,396
				98,282
	MINING - 1.6%
45,000	BHP Billiton Finance USA Ltd.	1.1250	11/21/2014	45,156
75,000	BHP Billiton Finance USA Ltd.	0.4841	9/30/2016	75,112
65,000	Rio Tinto Finance USA PLC	2.2500	12/14/2018	66,328
				186,596
	MUNICIPAL - 1.1%
75,000	New Jersey Transportation Trust Fund Authority	1.7580	12/15/2018	74,305
50,000	State of California	1.0500	2/1/2016	50,439
				124,744
	OIL & GAS - 1.6%
75,000	BP Capital Markets PLC	0.8636	9/26/2018	75,769
45,000	Shell International Finance BV	0.4339	11/15/2016	45,069
60,000	Total Capital International SA	0.7934	8/10/2018	60,623
				181,461
	PHARMACEUTICALS - 0.5%
60,000	Pfizer, Inc.	1.1000	5/15/2017	60,277

See accompanying notes to consolidated financial statements.

10

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2014 (Continued)

Principal ($)		Coupon Rate (%)	Maturity	Fair Value
	PIPELINES - 0.8%
$30,000	Enterprise Products Operating LLC	5.6000	10/15/2014	$30,446
55,000	TransCanada PipeLines Ltd.	0.7500	1/15/2016	55,160
				85,606
	REGIONAL - 0.9%
95,000	Province of Ontario, Canada	0.9500	5/26/2015	95,647

	RETAIL - 0.9%
55,000	CVS Caremark Corp.	1.2000	12/5/2016	55,369
50,000	Wal-Mart Stores, Inc.	1.0000	4/21/2017	50,143
				105,512
	TELECOMMUNICATIONS - 3.0%
45,000	AT&T, Inc.	0.6084	2/12/2016	45,147
75,000	Cisco Systems, Inc.	0.5074	3/3/2017	75,348
75,000	Verizon Communications, Inc.	1.7606	9/15/2016	77,108
95,000	Verizon Communications, Inc.	2.0000	11/1/2016	97,043
50,000	Vodafone Group PLC	0.6109	2/19/2016	50,150
				344,796

	TOTAL BONDS & NOTES ( Cost - $5,026,758)			5,045,319

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 20.9%
40,000	Federal Home Loan Banks	1.0000	6/21/2017	40,162
515,000	United States Treasury Notes	0.5000	10/15/2014	515,684
275,000	United States Treasury Notes	0.3750	11/15/2014	275,322
310,000	United States Treasury Notes	0.3750	4/15/2015	310,703
430,000	United States Treasury Notes	0.2500	11/30/2015	430,218
385,000	United States Treasury Notes	0.2500	12/31/2015	385,060
430,000	United States Treasury Notes	0.3750	3/31/2016	430,117
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS ( Cost - $2,385,265)			2,387,266
Shares
	SHORT-TERM INVESTMENTS - 10.4%
	MONEY MARKET FUND - 10.4%
1,184,162	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I, 0.05% (a) (Cost $1,184,162)			1,184,162

	TOTAL INVESTMENTS - 100.2% ( Cost - $12,723,205)			$11,423,283
	LIABILITIES LESS OTHER ASSETS - (0.2) %			(24,647)
	NET ASSETS - 100.0%			$11,398,636

*	Non-income producing investment.

+	All of this investment is a holding of TXMFS Fund Limited which commenced operations on October 4, 2012 and is a wholly-owned subsidiary of Taylor Xplor Managed Futures Strategy Fund.

ABS - Asset Backed Security

PLC - Public Limited Company

(a)	Money market fund; interest rate reflects the seven-day effective yield on June 30, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,723,492 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$22,939
Unrealized depreciation:	(1,323,148)
Net unrealized depreciation:	$(1,300,209)

See accompanying notes to consolidated financial statements.

11

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014

ASSETS
Investment securities:
At cost	$12,723,205
At fair value	$11,423,283
Receivable for securities sold	2
Interest receivable	15,618
Due from Advisor	5,760
Prepaid expenses and other assets	8,249
TOTAL ASSETS	11,452,912

LIABILITIES
Payable for Fund shares repurchased	2,500
Fees payable to other affiliates	10,564
Accrued expenses and other liabilities	41,212
TOTAL LIABILITIES	54,276
NET ASSETS	$11,398,636

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$13,100,762
Accumulated net investment loss	(81,390)
Accumulated net realized loss from security transactions	(320,814)
Net unrealized depreciation from security transactions	(1,299,922)
NET ASSETS	$11,398,636

Net Asset Value Per Share:
Class A Shares:
Net Assets	$4,611,020
Shares of beneficial interest outstanding	541,782
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$8.51
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)	$9.03

Class I Shares:
Net Assets	$6,787,616
Shares of beneficial interest outstanding	792,361
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.57

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

12

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2014

INVESTMENT INCOME
Interest	$51,058
TOTAL INVESTMENT INCOME	51,058

EXPENSES
Investment advisory fees	154,129
Distribution (12b-1) fees:
Class A	14,655
Professional fees	58,400
Administrative services fees	57,973
Registration fees	42,364
Transfer agent fees	31,406
Accounting services fees	29,250
Compliance officer fees	22,018
Trustees’ fees and expenses	14,104
Printing and postage expenses	16,753
Custodian fees	6,199
Insurance expense	2,000
Non 12b-1 shareholder servicing	1,499
Other expenses	8,303
TOTAL EXPENSES	459,053

Less: Fees waived and expenses reimbursed by the Advisor	(235,240)

NET EXPENSES	223,813
NET INVESTMENT LOSS	(172,755)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Security transactions	184,056
Net change in unrealized depreciation of:
Security transactions	(116,962)
NET GAIN (LOSS) ON INVESTMENTS	67,094

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(105,661)

See accompanying notes to consolidated financial statements.

13

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the Period
	Year Ended	September 28, 2012**
	June 30, 2014	to June 30, 2013
FROM OPERATIONS
Net investment loss	$(172,755)	$(92,959)
Net realized gain (loss) from security transactions	184,056	(504,870)
Net change in unrealized depreciation of security transactions	(116,962)	(1,182,960)
Net decrease in net assets resulting from operations	(105,661)	(1,780,789)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,002,429	8,214,697
Class I	4,224,104	11,463,571
Redemption fee proceeds:
Class A	158	1,185
Class I	144	862
Payments for shares redeemed:
Class A	(4,953,890)	(881,305)
Class I	(1,796,397)	(5,990,472)
Net increase in net assets from shares of beneficial interest	476,548	12,808,538

TOTAL INCREASE IN NET ASSETS	370,887	11,027,749

NET ASSETS
Beginning of Period	11,027,749	—
End of Period *	$11,398,636	$11,027,749
*Includes accumulated net investment loss of:	$(81,390)	$(82,821)

SHARE ACTIVITY
Class A:
Shares Sold	344,922	860,765
Shares Redeemed	(567,900)	(96,005)
Net increase (decrease) in shares of beneficial interest outstanding	(222,978)	764,760

Class I:
Shares Sold	487,152	1,181,617
Shares Redeemed	(209,483)	(666,925)
Net increase in shares of beneficial interest outstanding	277,669	514,692

**	Commencement of Operations.

See accompanying notes to consolidated financial statements.

14

Taylor Xplor Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A			Class I
	Year Ended	Period* Ended		Year Ended	Period* Ended
	June 30, 2014	June 30, 2013		June 30, 2014	June 30, 2013

Net asset value, beginning of period	$8.61	$10.00		$8.64	$10.00

Activity from investment operations:
Net investment loss (1)	(0.13)	(0.10)		(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	0.03	(1.29)		0.04	(1.28)
Total from investment operations	(0.10)	(1.39)		(0.07)	(1.36)

Paid-in-Capital From Redemption Fees	0.00 (6)	0.00	(6)	0.00 (6)	0.00	(6)

Net asset value, end of period	$8.51	$8.61		$8.57	$8.64

Total return (2)	(1.16)%	(13.90	)% (5)	(0.81)%	(13.60	)% (5)

Net assets, at end of period (000s)	$4,611	$6,582		$6,788	$4,446

Ratio of gross expenses to average net assets (3)(4)(7)	3.70%	4.40%		3.40%	4.68%
Ratio of net expenses to average net assets (4)(7)	1.86%	1.86%		1.61%	1.61%
Ratio of net investment loss to average net assets (4)(7)	(1.47)%	(1.37)%		(1.22)%	(1.20)%

Portfolio Turnover Rate (5)	71%	52%		71%	52%

*	Commencement of Operations was September 28, 2012.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Annualized for periods less than one full year.

(5)	Not annualized.

(6)	Amount is less than $0.01.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

15

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2014

1.	ORGANIZATION

The Taylor Xplor Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers two distinct share classes: Class A and Class I shares. The Fund seeks to obtain positive absolute returns. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the advisor’s discretion. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The consolidated financial statements include the Fund and its wholly owned subsidiary TXMFS Fund Limited (“TXMFS”). TXMFS commenced operations on October 4, 2012, and is incorporated in the Cayman Islands as an exempted company with limited liability.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or observable market quotations from a major market maker in the securities. Short-term debt

16

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in Commodity Pools are valued at a fair value based on the net asset value as reported by Commodity Trading Advisors.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the

17

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

18

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2014 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Commodity Trading Advisor	$—	$2,806,536	$—	$2,806,536
Bonds & Notes	—	5,045,319	—	5,045,319
U.S. Government & Agency Obligations	—	2,387,266	—	2,387,266
Money Market Fund	1,184,162	—	—	1,184,162
Total	$1,184,162	$10,239,121	$—	$11,423,283

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the year.

The Fund did not hold any level 3 securities during the year.

*	See Consolidated Portfolio of Investments for industry classifications.

Consolidation of Subsidiary – The consolidated financial statements of the Fund include TXMFS, a wholly-owned and controlled foreign subsidiary.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All significant inter-company accounts and transactions have been eliminated in consolidation.

A summary of the total assets of TXMFS is as follows:

TXMFS Fund Limited (“TXMFS”) *
June 30, 2014
Fair Value of Xplor Global CTA Fund (SPC) Ltd.	$2,806,536
Other Assets	$—
Total Assets	$2,806,536

Percentage of the Fund’s Total Assets	24.50%
* TXMFS commenced operations on October 4, 2012.

For tax purposes, TXMFS is an exempted Cayman investment company. TXMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S.

19

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

income tax purposes, TXMFS is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, TXMFS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures program, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

20

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2013, or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $4,678,736 and

21

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

$6,448,634, respectively. Cost of purchases and proceeds from sales of U.S. Government securities were $2,304,618 and $1,214,021, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Taylor Investment Advisors, LP, serves as the Fund’s Investment Advisor (the “Advisor”). The Advisor has engaged BlackRock Investment Management, LLC (“BlackRock”) as the sub-advisor to the Fund. The Trust, with respect to the Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.45% of the Fund’s average daily net assets up to and including $500 million, and 1.25% of the Fund’s average daily net assets above $500 million. Beginning on November 1, 2013 and continuing through at least October 31, 2014, the Advisor contractually agreed to waive a portion of this advisory fee so that such fees, on an annual basis, do not exceed 1.05% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays BlackRock a sub-advisory fee, computed and accrued daily and paid monthly.

Pursuant to a separate written contract (the “Waiver Agreement”), the Advisor has agreed, at least until October 31, 2014, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)). do not exceed 1.86% and 1.61% per annum of the Fund’s average daily net assets for Class A and Class I shares, respectively. For the year ended June 30, 2014, the Advisor earned $154,129 in management fees and waived fees or reimbursed expenses in the amount of $235,240.

The Advisor shall be entitled to reimbursement by the Fund for any fee waived or expenses reimbursed pursuant to the Waiver Agreement provided that such reimbursement does not cause the Fund’s expenses to exceed 1.86% and 1.61% of average daily net assets for Class A and Class I, respectively, on a rolling three fiscal year basis. If Fund Operating Expenses attributable to Class A and Class I shares subsequently exceed 1.86% and 1.61%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal

22

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement. The Board may terminate this expense reimbursement arrangement at any time. $211,612 is subject to recapture by the Advisor by June 30, 2016 and an additional $235,240 by June 30, 2017.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended June 30, 2014, the Fund incurred $14,655 in total fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. The Distributor is an affiliate of GFS. For the year ended June 30, 2014, the Distributor did not receive any underwriting commissions for sales of Class A shares.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the year ended June 30, 2014, the Fund assessed $302 in redemption fees.

23

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

6.	TAX COMPONENTS OF CAPITAL

As of June 30, 2014, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$(29,547)	$(290,980)	$(81,390)	$(1,300,209)	$(1,702,126)

The difference between book basis and tax basis accumulated net realized loss on security transactions and unrealized depreciation is primarily attributable to tax adjustments for the Fund’s wholly owned subsidiary and the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $81,390.

At June 30, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$29,547	$—	$29,547

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended June 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(174,186)	$174,186	$—

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a) of the 1940 Act.  As of June 30, 2014, Charles Schwab & Co. account, holding shares for the benefit of others in nominee name, held approximately 66% of the voting securities of the Fund.

24

Taylor Xplor Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2014

8.	UNDERLYING INVESTMENT IN PRIVATE FEEDER FUND

The Fund currently indirectly invests through its consolidated subsidiary a portion of its assets in Xplor Global CTA Fund (SPC), Ltd. - 4X Series (the “Commodity Pool”). The Commodity Pool solely invests in the Xplor Global CTA Fund, L.P – 4X Series (the “Master”). The investment in the Commodity Pool is fair valued based upon the net asset value as reported by the Commodity Pool. The Fund may redeem its investment from the Commodity Pool at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. As of June 30, 2014, the percentage of the Fund’s net assets invested in the Commodity Pool was 24.6%. The performance of the Fund may be directly affected by the performance of the Commodity Pool. The most recent financial statements of the Commodity Pool and Master are attached and should be read in conjunction with the Fund’s consolidated financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Taylor Xplor Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Taylor Xplor Managed Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust III, as of June 30, 2014, the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the financial highlights for the year then ended and for the period from September 28, 2012 (commencement of operations) through June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Taylor Xplor Managed Futures Strategy Fund as of June 30, 2014, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period from September 28, 2012 (commencement of operations) through June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

August 29, 2014

26

Taylor Xplor Managed Futures Strategy Fund

EXPENSE EXAMPLES

June 30, 2014 (Unaudited)

As a shareholder of the Taylor Xplor Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period*	Expense Ratio During Period+
Class A	$1,000.00	$941.40	$8.95	1.86%
Class I	1,000.00	942.80	7.76	1.61

Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,015.57	$9.30	1.86%
Class I	1,000.00	1,016.81	8.05	1.61

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

+	Annualized.
27

Taylor Xplor Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	28	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	103	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996-2008).	28	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)

28

Taylor Xplor Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2014

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark H. Taylor 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	103	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jerry Vincentini 1940	Trustee	Trustee since February 2012, Indefinite; Chairman of the Board 2012-2014	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	28	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130.

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.
29

Taylor Xplor Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2014

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-895-6943.

30

ADDITIONAL INFORMTION (Unaudited)

FINANCIAL STATEMENTS OF UNDERLYING INVESTMENT

As discussed in Note 8 to the consolidated financial statements of the Taylor Xplor Managed Futures Strategy Fund, the following pages will include the financial statements of the Xplor Global CTA Fund (SPC), Ltd. - 4X Series (the “Feeder”) which invests in the Xplor Global CTA Fund, L.P – 4X Series(the “Master”). The financial statements are from the latest audited annual report period ended December 31, 2013.

31

XPLOR GLOBAL CTA FUND (SPC), LTD.

Annual Report

For the year ended December 31, 2013

This report is submitted pursuant to an exemption claimed under the Commodity Futures Trading Commission pursuant to Section 4.7 of the Regulations.

This report shall not constitute an offer or a solicitation of an offer to buy shares of the Fund. Subscriptions are to be made only on the basis of the current confidential private offering memorandum.

NFA commodity pool ID number: P037220

32

XPLOR GLOBAL CTA FUND (SPC), LTD.
PERFORMANCE RECORD

	Class 1X		Class 4X
Value Date	Net Asset Value Per Share	Year-to-Date Net Return	Net Asset Value Per Share	Year-to-Date Net Return
December 31, 2011	$927.37	-11.66%	—	—
December 31, 2012	660.90	-28.73%	$925.50	-7.45	%*
December 31, 2013	321.74	-51.32%	652.89	-29.46%

*	for the period from August 3, 2012 (commencement of Class 4X) to December 31, 2012
33

Deloitte.

Deloitte & Touche
One Capital Place
P.O. Box 1787
Grand Cayman KY1-1109
CAYMAN ISLANDS

Tel: +1 345 949 7500
Fax:+1 345 949 8238
cayman@deloitte.com
www.deloitte.com

INDEPENDENT AUDITORS' REPORT

We have audited the accompanying financial statements of Xplor Global CTA Fund (SPC), Ltd. (the "Fund"), comprising the Class 1X and Class 4X Segregated Portfolios (the "Segregated Portfolios"), which comprise the statement of assets and liabilities, as of December 31, 2013, and the related statements of operations and changes in net assets for the year then ended (all expressed in U.S. dollars), and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the Fund's preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Segregated Portfolios constituting the Xplor Global CTA Fund (SPC), Ltd. as of December 31, 2013, the results of their operations and changes in their net assets for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche

March 14, 2014

Member firm of
Deloitte Touche Tohmatsu Limited

34

XPLOR GLOBAL CTA FUND (SPC), LTD.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013
(expressed in U.S. dollars)

	Class 1X	Class 4X
ASSETS
Cash and cash equivalents	$1,364	$457
Investment in Xplor Global CTA Fund, L.P.
– 1X Series (cost: $2,573)	2,515	—
Investment in Xplor Global CTA Fund, L.P.
– 4X Series (cost: $2,726,554)	—	3,106,654
Other assets	—	24,731
Prepaid expenses	—	5,628
Total Assets	3,879	3,137,470

LIABILITIES
Subscription payable to Xplor Global CTA Fund, L.P.	2,000	—
Payable to affiliate entity	—	14,695
Management and incentive fee payable	—	46,472
Total Liabilities	2,000	61,167
NET ASSETS	$1,879	$3,076,303

NET ASSET VALUE PER SHARE

Class 1X
Series 04/08 (1 share)	$321.74
Series 03/13 (2 shares)	$778.68

Class 4X
Lead series (350 shares)		$652.89
Series 10/12/2012 (50 shares)		$684.87
Series 10/22/2012 (90 shares)		$726.17
Series 11/28/2012 (20 shares)		$716.39
Series 12/05/2012 (570 shares)		$721.20
Series 12/20/2012 (364 shares)		$704.72
Series 12/24/2012 (315 shares)		$718.54
Series 01/22/2013 (944.24 shares)		$744.27
Series 06/11/2013 (550 shares)		$1,165.19
Series 06/28/2013 (410 shares)		$1,187.85
Series 07/16/2013 (7.83 shares)		$1,186.53

See accompanying notes to the financial statements

35

XPLOR GLOBAL CTA FUND (SPC), LTD.
STATEMENT OF OPERATIONS
for the year ended December 31, 2013
(expressed in U.S. dollars)

	Class 1X	Class 4X

NET INVESTMENT LOSS ALLOCATED FROM XPLOR GLOBAL CTA FUND, L.P.	$(22)	$(59,253)

FUND LEVEL EXPENSES
Management fee	—	105,768
Incentive fee	—	22,761
Director fees	—	4,642
Bank charges	655	1,344
Other expenses	—	11,923
Total fund level expenses	655	146,438

Net investment loss	(677)	(205,691)

REALIZED AND UNREALIZED GAIN (LOSS) ON DERIVATIVES AND FOREIGN CURRENCY ALLOCATED FROM XPLOR GLOBAL CTA FUND, L.P.
Net realized loss on derivatives and foreign currency	(141)	(948,872)
Net change in unrealized gain on derivatives and foreign currency	36	301,238

Net realized and unrealized loss on derivatives and foreign currency allocated from Xplor Global CTA Fund, L.P.	(105)	(647,634)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(782)	$(853,325)

See accompanying notes to the financial statements

36

XPLOR GLOBAL CTA FUND (SPC), LTD.
STATEMENT OF CHANGES IN NET ASSETS
for the year ended December 31, 2013
(expressed in U.S. dollars)

	Class 1X	Class 4X
NET DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(677)	$(205,691)
Net realized and unrealized loss on derivatives and foreign currency	(105)	(647,634)
Net decrease in net assets resulting from operations	(782)	(853,325)

NET INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Subscription of shares	2,000	5,407,000
Redemption of shares	—	(3,230,001)
Net increase in net assets resulting from capital transactions	2,000	2,176,999

NET INCREASE IN NET ASSETS	1,218	1,323,674

NET ASSETS AT BEGINNING OF YEAR	661	1,752,629
NET ASSETS AT END OF YEAR	$1,879	$3,076,303

See accompanying notes to the financial statements

37

XPLOR GLOBAL CTA FUND (SPC), LTD.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013
(expressed in U.S. dollars)

1.	DESCRIPTION OF BUSINESS

Xplor Global CTA Fund (SPC), Ltd. (the “Fund”) is an investment company which was incorporated under the laws of the Cayman Islands on December 20, 2006, and commenced operations on January 1, 2008. The Fund is a feeder fund in a master/feeder structure and invests substantially all of its assets in Xplor Global CTA Fund, L.P. (the “Master Fund”) a series limited partnership formed under the laws of Delaware.

The Master Fund’s investment objective is to realize capital appreciation through speculation in a variety of worldwide derivatives markets by trading across a broad range of futures contracts and currencies. To achieve that objective, the Master Fund focuses on rigorous risk management and portfolio scalability and responsiveness to the market environment, as well as attention to developments both in asset management and related scientific disciplines.

On August 3, 2012, the Fund converted from a Cayman Islands exempted company to a Cayman Islands segregated portfolio company. The Fund currently offers two classes of shares, Class 1X and Class 4X, each a Segregated Portfolio, the latter of which commenced operations on October 5, 2012. Shares of Class 1X will participate in 1X Series of the Master Fund and Shares of Class 4X will participate in 4X Series of the Master Fund. The investment objectives and investment strategies of each Series are identical, except that capital accounts in the 4X Series are traded at four times the leverage of the 1X Series.

In accordance with Part XIV-Segregated Portfolio Companies of the Companies Law of the Cayman Islands, the assets, liabilities and equity of each Segregated Portfolio are kept separate and segregated from the general assets of the Fund. Further, the assets and liabilities of each Segregated Portfolio in the Fund are kept segregated, separate and separately identifiable from any other Segregated Portfolio. In the case of insolvency with respect to the Fund’s general business activities, creditors may be entitled to recourse only to the extent of the Fund’s general assets. In the case of insolvency with respect to or attributable to a particular segregated portfolio, creditors may be entitled to have recourse only to; firstly, the specific Segregated Portfolio assets attributable to such portfolio; and secondly (unless specifically prohibited by the articles of association), the Fund’s general assets to the extent that the general assets exceed the required minimum capital. Such a claim shall not extend to the Segregated Portfolio assets attributable to any other Segregated Portfolio.

As the performance of the Fund is directly dependent on the performance of the Master Fund, these financial statements should be read in conjunction with those of the Master Fund, which are an integral part of these financial statements and are attached.

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation - These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

38

XPLOR GLOBAL CTA FUND (SPC), LTD.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013
(expressed in U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Investment in Xplor Global CTA Fund, L.P. - The Fund’s investment in the Master Fund is valued at the Fund’s proportionate interest in the nets assets of the Master Fund. The valuation of investments held by the Master Fund is discussed in the notes to the financial statements of the Master Fund. The Fund records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses which are included in the statement of operations. As of December 31, 2013, the Fund has approximately 0.05% ownership interest in the 1X Series of the Master Fund and 100% ownership interest in the 4X Series of the Master Fund.

Fair value measurement - In accordance with Accounting Standards Codification (“ASC”) 820, Fair Value Measurements (“ASC 820”), defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the reporting date, establishes a framework for measuring fair value and expands disclosures about fair value. The Fund seeks to achieve its investment objectives through investing substantially all of its investable assets in the Master Fund. ASC 820 disclosures relating to Fund’s underlying investments held within the Master Fund are included in the attached Master Fund’s financial statements.

Income taxes - In accordance with ASC 740, Income Taxes, which establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a tax return, the Investment Manager has reviewed the Fund’s tax positions for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination by tax authorities.

The Fund has been registered as an exempted company pursuant to the Companies Law of the Cayman Islands. No local income, profits or capital gains taxes are levied in the Cayman Islands at the current time; however, the Fund has received an undertaking from the Cayman Islands Government that, for a period of 20 years from December 19, 2006, the Fund will be exempt from taxation in the Cayman Islands. The only taxes payable by the Fund on its income are withholding taxes applicable to certain income.

Recent accounting pronouncements - In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU revised the definition of what the characteristics of an investment company are, certain of which must be met in order to classify for the accounting treatment under Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies (“ASC 946”). A company which meets the definition of an investment company and applies the guidance under ASC 946 must disclose that it meets this definition, and that it is applying this guidance in the notes to its financial statements. The ASU is effective for years beginning on or after December 15, 2013. The Fund does not believe this ASU will have a significant impact on its financial statements.

39

XPLOR GLOBAL CTA FUND (SPC), LTD.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013
(expressed in U.S. dollars)

3.	SHARE CAPITAL

The authorized share capital of the Fund is $50,000 divided into 5,000,000 redeemable, voting, participating shares with a par value of $0.01 each (the “Shares”).

Transactions in participating shares for the year ended December 31, 2013 were as follows:

	1X Series	4X Series

Balance outstanding at beginning of year	1	1,759.00
Participating shares issued	2	5,407.00
Participating shares redeemed	—	(3,494.93)
Balance outstanding at end of year	3	3,671.07

4.	MANAGEMENT AND PERFORMANCE FEES

The Fund is managed by Xplor Capital Management, LLC (the “Investment Manager”), a Delaware corporation registered in the State of California. The Investment Manager is responsible for the management of the Master Fund’s investments.

Pursuant to the Investment Management Agreement dated October 14, 2006 the Fund pays the Investment Manager a management fee and incentive fee.

Management Fee - The Fund will pay a monthly management fee to the Investment Manager at the rate of 2% per annum, calculated on the net asset value of the Fund as of the end of each calendar month. During the year a resolution was passed that, effective October 1, 2013, the management fee rate for the sole shareholder of Class 4X shares would be changed to 0.25% per annum. For the year ended December 31, 2013, no management fees were incurred in Class 1X, and $105,768 was incurred in the Class 4X of which $18,328 is payable at year end.

Incentive Fee - The Investment Manager receives an annual incentive fee equal to 20% of new net profit as of the end of each calendar year in respect to Class 1X shares and as of the end of each calendar quarter in respect to Class 4X shares (and on a Redemption Date with respect to shares redeemed intra-quarter). The incentive fee is net of all expenses, including the management fee and other costs and is subject to a “High Water Mark”, which is the Net Asset Value of the share on the date an incentive fee was last paid with respect to each share (or the closing date for such share if no incentive fee was previously paid). The High Water Mark assures that there will be no incentive fees paid on the recoupment of any net losses. During the year a resolution was passed that, effective October 1, 2013, incentive fees for the sole shareholder of Class 4X shares would be calculated as of the end of each calendar year. Furthermore, a 5% hurdle rate would be added to new net profits before incentive fees would be incurred. For the year ended December 31, 2013, no incentive fees were incurred in Class 1X, and $22,761 was charged in incentive fees in Class 4X. In Class 4X, $28,144 is payable at year end.

40

XPLOR GLOBAL CTA FUND (SPC), LTD.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013
(expressed in U.S. dollars)

5.	SUBSEQUENT EVENTS

The Investment Manager evaluated subsequent events occurring through March 14, 2014, the date that these financial statements were available to be issued.

Effective January 1, 2014, the management fee rate for the sole shareholder of Class 4X shares will be changed to 1% per annum. Furthermore, it was resolved that incentive fees for the sole shareholder of Class 4X shares be calculated as of the end of each calendar quarter. The incentive fee rate will also be changed to 15% per annum, and the 5% hurdle rate removed for this shareholder.

6.	FINANCIAL HIGHLIGHTS

Financial highlights of the Fund for the year ended December 31, 2013 are as follows:

	Class 1X	Class 4X
	Series 04/08	Lead Series
Per share operating performance:

Net asset value, beginning of year	$660.90	$925.50

Net investment loss	(338.77)	(37.98)
Net realized and unrealized gains (losses) on derivatives and foreign currencies	(0.39)	(234.63)
Total from investment operations	(339.16)	(272.61)
Net asset value, end of year	$321.74	$652.89

Total Return
Total return before and after incentive fee	(51.32)%	(29.46)%

Ratios to Average Net Asset Value*
Total expenses before and after incentive fee	78.66%	4.17%

Net investment loss	87.19%	6.16%

*	Ratios include the Fund’s proportionate share of the Master Fund’s expenses and net investment loss.

An individual investor’s return and ratios to average net assets may vary from those presented based on the timing of the subscriptions and redemptions and the existence of loss carry forwards.

41

42

XPLOR GLOBAL CTA FUND, L.P.

Annual Report

For the year ended December 31, 2013

This report is submitted pursuant to an exemption claimed under the Commodity Futures Trading Commission pursuant to Section 4.7 of the Regulations.

This report shall not constitute an offer or a solicitation of an offer to buy shares of the Fund. Subscriptions are to be made only on the basis of the current confidential private offering memorandum.

NFA commodity pool ID number: P026093

43

XPLOR GLOBAL CTA FUND, L.P
PERFORMANCE RECORD

	1X Series	4X Series
Value Date	Net Return	Net Return

December 31, 2011	0.61%	—

December 31, 2012	1.79%	-3.10%*

December 31, 2013	-8.28%	-23.51%

*	for the period from August 3, 2012 (commencement of 4X Series) to December 31, 2012
44

Deloitte.

Deloitte & Touche Ltd.
Chartered Accountants
Corner House
20 Parliament Street
Hamilton HM 12
P.O. Box HM 1556
Hamilton HM FX
Bermuda

Tel: +1 (441) 292 1500
Fax: +1 (441) 292 0961
www.deloitte.bm

INDEPENDENT AUDITORS' REPORT

To the Partners of Xplor Global CTA Fund, L.P.:

We have audited the accompanying financial statements of Xplor Global CTA Fund, L.P. (the "Fund"), comprising the Class 1X and Class 4X Segregated Portfolios (the "Segregated Portfolios"), which comprise the statement of assets and liabilities and condensed schedule of investments as of December 31, 2013, and the related statements of operations and changes in net assets for the year then ended (all expressed in U.S. dollars), and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the Fund's preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Fund's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Segregated Portfolios constituting the Xplor Global CTA Fund, L.P. as of December 31, 2013, the results of its operations and changes in its net assets for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche Ltd.

March 14, 2014

Deloitte refers to one or more of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee, and its network of member firms, each of which is a legally separate and independent entity. Please see www.deloitte.com/ about for a detailed description of the legal structure of Deloitte Touche Tohmatsu Limited and its member firms.

Deloitte Bermuda is an affiliate of Deloitte Caribbean and Bermuda Limited, a member firm of Deloitte Touche Tohmatsu Limited.

45

XPLOR GLOBAL CTA FUND, L.P
STATEMENT OF ASSETS AND LIABILITIES

 December 31, 2013

 (expressed in U.S. dollars)

	1X Series	4X Series
ASSETS
Due from brokers	$3,429,276	$2,402,159
Cash and cash equivalents	1,637,179	347,093
Unrealized appreciation on derivatives	221,480	480,408
Receivable from affiliate entity	20,054	950
Other receivables	14,095	—
Subscriptions receivable	2,000	—
Prepayments	—	11,912
Total Assets	$5,324,084	$3,242,522

LIABILITIES AND PARTNERS’ CAPITAL
Unrealized depreciation on derivatives	$58,261	$115,829
Due to brokers	23,321	—
Management fee payable (Note 5)	26,083	—
Accounts payable and accrued expenses	44,235	20,039
Total Liabilities	151,900	135,868
Partners’ Capital	5,172,184	3,106,654
Total Liabilities and Partners’ Capital	$5,324,084	$3,242,522

See accompanying notes to the financial statements

46

XPLOR GLOBAL CTA FUND, L.P.
CONDENSED SCHEDULE OF INVESTMENTS

December 31, 2013

 (expressed in U.S. dollars)

	1X Series		4X Series
		% of		% of
	Fair	Partners’	Fair	Partners’
Unrealized Appreciation on Derivatives	Value	Capital	Value	Capital

Futures Contracts – Assets
Commodities	$55,628	1.08%	$112,470	3.62%
Currencies	18,313	0.35	38,341	1.23
Equity index	70,048	1.35	182,421	5.87
Interest rate	77,491	1.50	147,176	4.74
Total unrealized appreciation on derivatives	$221,480	4.28%	$480,408	15.46%

	1X Series		4X Series
		% of		% of
	Fair	Partners’	Fair	Partners’
Unrealized Depreciation on Derivatives	Value	Capital	Value	Capital

Futures Contracts – Liabilities
Commodities	$23,201	0.45%	$42,247	1.36%
Currencies	1,615	0.03	3,966	0.13
Interest rate	33,445	0.65	69,616	2.24
Total unrealized depreciation on derivatives	$58,261	1.13%	$115,829	3.73%

See accompanying notes to the financial statements

47

XPLOR GLOBAL CTA FUND, L.P.
STATEMENT OF OPERATIONS
for the year ended December 31, 2013
(expressed in U.S. dollars)

	1X Series	4X Series
INVESTMENT INCOME
Interest income	$8	$—

EXPENSES
Management fee (Note 5)	101,131	—
Professional fees	40,233	15,267
Operating fees	499	4,980
Administration fee (Note 6)	12,000	37,800
Interest expense	1,192	1,206
Total expenses	155,055	59,253
Net investment loss	(155,047)	(59,253)

REALIZED AND UNREALIZED (LOSS) ON DERIVATIVES AND FOREIGN CURRENCY
Net realized loss on investments, derivatives and foreign currency	(405,041)	(948,872)
Net change in unrealized gain on derivatives and foreign currency	101,429	301,238
Net realized and unrealized loss on derivatives and foreign currency	(303,612)	(647,634)

NET DECREASE IN PARTNERS’ CAPITAL RESULTING FROM OPERATIONS	$(458,659)	$(706,887)

See accompanying notes to the financial statements

48

XPLOR GLOBAL CTA FUND, L.P.
STATEMENT OF CHANGES IN PARTNERS’ CAPITAL
for the year ended December 31, 2013
(expressed in U.S. dollars)

	General	Limited
1X Series	Partner	Partners	Total

Partners’ capital as of January 1, 2013	$50,729	$4,991,587	$5,042,316
Capital contributions	—	802,000	802,000
Capital withdrawals	—	(213,473)	(213,473)
Net decrease in partners’ capital resulting from operations	(3,253)	(455,406)	(458,659)
Partners’ capital as of December 31, 2013	$47,476	$5,124,708	$5,172,184

The analysis of the Limited Partners’ Capital as at December 31, 2013 is as follows:

Partner 1	$2,515
Partner 2	464,326
Partner 3	1,676,961
Partner 4	2,980,906
$5,124,708

See accompanying notes to the financial statements

49

XPLOR GLOBAL CTA FUND, L.P.
STATEMENT OF CHANGES IN PARTNERS’ CAPITAL (cont’d)
for the year ended December 31, 2013
(expressed in U.S. dollars)

	General	Limited
4X Series	Partner	Partners	Total

Partners’ capital as of January 1, 2013	$—	$1,739,994	$1,739,994
Capital contributions	—	5,407,000	5,407,000
Capital withdrawals	—	(3,333,453)	(3,333,453)
Net decrease in partners’ capital resulting from operations	—	(706,887)	(706,887)
Partners’ capital as of December 31, 2013	$—	$3,106,654	$3,106,654

The analysis of the Limited Partners’ Capital as at December 31, 2013 is as follows:

Partner 1	$3,106,654

See accompanying notes to the financial statements

50

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013
(expressed in U.S. dollars)

1.	DESCRIPTION OF BUSINESS

Xplor Global CTA Fund, L.P. (the “Fund”) is a series limited partnership formed under the laws of Delaware and incorporated on October 14, 2006, which commenced operations on January 1, 2008. Xplor Capital Management, LLC (the “General Partner”), a Delaware limited liability company, is the general partner of the Fund. The Fund’s investment strategy is to realize capital appreciation through speculation in a variety of worldwide derivatives markets by trading across a broad range of futures contracts and currencies. The Fund focuses on rigorous risk management and portfolio scalability and responsiveness to market environment, as well as attention to developments both in asset management and related scientific disciplines.

On August 7, 2012, the Fund became a series limited partnership. The Fund currently offers two segregated series, the “1X Series” and the “4X Series”, (each a “Series”) the latter of which commenced operations on October 5, 2012. The investment objectives and investment strategies of each Series are identical, except that capital accounts in the 4X Series are traded at four times the leverage of the 1X Series. Under the applicable statute, the debts, liabilities and obligations of any one Series are not enforceable against any other Series.

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation - These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Derivative financial instruments - The Fund trades derivative financial instruments such as futures contracts, which are recorded at fair value at the reporting date. Derivatives are generally based upon notional values. Notional values are not recorded on-balance sheet, but rather are utilized solely as a basis for determining future cash flows to be exchanged. Therefore, notional amounts provide a measure of the fund’s involvement with such instruments, but are not fully indicative of potential risk. Realized and unrealized changes in fair values are included in realized and unrealized gains and losses on derivatives in the statement of operations in the period in which the changes occur. The fair value of derivative financial instruments at the reporting date is included in the statement of assets and liabilities.

Fair value on open futures contracts is calculated as the difference between the price as per contract date and the applicable market price at the reporting date as reported in published sources, applied to the notional amount of the futures contract.

51

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013
(expressed in U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Investment transactions and valuation - Futures and foreign exchange transactions and the related revenues and expenses are recorded on a trade date basis. Securities listed on a national securities exchange are valued at their last sales price. The resulting unrealized gains and losses are reflected in results of operations. Cost of investments sold is determined on the first-in-first-out method for purposes of determining gain or loss on the sale.

Fair value of financial instruments - The fair value of the Fund’s assets and liabilities which qualify as financial instruments under Accounting Standards Codification (“ASC”) 825, Financial Instruments, approximates the carrying amounts presented in the statement of assets and liabilities.

Investment income - Interest is recorded on the accrual basis.

Foreign currency translation - Assets and liabilities denominated in foreign currencies are translated into US dollars at exchange rates prevailing at the close of the financial period. Income and expenses in foreign currencies are translated into US dollars at the exchange rates prevailing at the dates of the transactions. Realized gains and losses and change in unrealized exchange gains and losses are included with investments in the statement of operations.

Allocation of net increase in net assets from operations - At the end of each accounting period of the Fund, the net increase in net assets from operations is allocated to all partners in proportion to their respective capital account balances during the accounting period.

Income taxes - The Fund generally is not subject to income taxes and, accordingly, no provision has been made. Individual partners report their distributive share of the Fund’s income or loss on their respective income tax returns.

ASC 740, Income Taxes (“ASC 740”) provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years. The Fund adopted the provisions of ASC 740, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

52

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013
(expressed in U.S. dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES (cont’d)

New accounting standards - In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU revised the definition of what the characteristics of an investment company are, certain of which must be met in order to classify for the accounting treatment under Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies (“ASC 946”). A company which meets the definition of an investment company and applies the guidance under ASC 946 must disclose that it meets this definition, and that it is applying this guidance in the notes to its financial statements. The ASU is effective for years beginning on or after December 15, 2013. The Fund does not believe this ASU will have a significant impact on its financial statements.

3.	FAIR VALUE MEASUREMENTS

Valuation of Investments - Definition and Hierarchy

Under ASC 820, Fair Value Measurements (“ASC 820”) fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

53

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013
(expressed in U.S. dollars)

3.	FAIR VALUE MEASUREMENTS (cont’d)

The availability of valuation techniques and observable inputs can vary and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

The following tables presents information about the Fund’s assets and liabilities measured at fair value as of December 31, 2013:

1X Series	Level 1	Level 2	Level 3	Total
Assets
Futures contracts
Commodities	$55,628	$—	$—	$55,628
Currencies	18,313	—	—	18,313
Equity index	70,048	—	—	70,048
Interest rate	77,491	—	—	77,491

	$221,480	$—	$—	$221,480
54

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013
(expressed in U.S. dollars)

3.	FAIR VALUE MEASUREMENTS (cont’d)

1X Series (cont’d)	Level 1	Level 2	Level 3	Total
Liabilities
Futures contracts
Commodities	$23,201	$—	$—	$23,201
Currencies	1,615	—	—	1,615
Interest rate	33,445	—	—	33,445

	$58,261	$—	$—	$58,261

There were no significant transfers between levels during the year.

4X Series	Level 1	Level 2	Level 3	Total
Assets
Futures contracts
Commodities	$112,470	$—	$—	$112,470
Currencies	38,341	—	—	38,341
Equity index	182,421	—	—	182,421
Interest rate	147,176	—	—	147,176

	$480,408	$—	$—	$480,408

Liabilities
Futures contracts
Commodities	$42,247	$—	$—	$42,247
Currencies	3,966	—	—	3,966
Interest rate	69,616	—	—	69,616

	$115,829	$—	$—	$115,829

There were no significant transfers between levels during the period.

55

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013
(expressed in U.S. dollars)

4.	DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Fund, in its normal course of investing and trading activities, may enter into transactions in financial instruments including derivatives. Long positions held by the Fund are exposed to market and credit risk whereas short positions have market, credit and off-balance sheet risk

Market risk is the potential adverse change in value caused by unfavorable movements in interest rates, foreign exchange rates, or market prices of other financial instruments. In certain cases, the Fund may use derivative financial instruments to hedge the market value of other positions. The notional or contractual amount of derivative financial instruments provides only a measure of the involvement in these types of transactions and does not represent the amounts subject to market risk.

Credit risk arises from the failure of the counterparties to perform according to the terms of the contract. The Fund’s counterparties are major brokerage firms and banks in the United States. The Fund’s derivatives are all exchange traded futures therefore there is nil credit risk.

Off-balance sheet risk refers to situations where the maximum potential loss on a particular investment is greater than the value of the asset or liability reflected in the statement of assets and liabilities.

The Fund’s business is speculative trading. The Fund does not designate any derivative instruments as hedging instruments under ASC 815, Derivatives and Hedging. The average number of futures contracts outstanding at each month end was 487 for the year ended December 31, 2013 in the 1X Series, and 1,340 for the year ended December 31, 2013 in the 4X Series.

The following tables present the impact of derivative financial instruments on the statement of asset and liabilities and statement of operations, arranged by type of contract.

	Asset	Liability	Net Realized	Net Change in
1X Series	Fair Value	Fair Value	Gain/(Loss)	Unrealized Gain/(Loss)

Futures Contracts
Commodities	$55,628	$23,201	$(97,534)	$(43,569)
Currencies	18,313	1,615	(30,230)	18,129
Equity index	70,048	—	216,575	70,744
Interest rate	77,491	33,445	(493,852)	56,125

	$221,480	$58,261	$(405,041)	$101,429
56

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013
(expressed in U.S. dollars)

4.	DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (cont’d)

	Asset	Liability	Net Realized	Net Change in
4X Series	Fair Value	Fair Value	Gain/(Loss)	Unrealized Gain/(Loss)

Futures Contracts
Commodities	$112,470	$42,247	$(386,334)	$(13,098)
Currencies	38,341	3,966	(102,174)	36,730
Equity index	182,421	—	691,759	183,723
Interest rate	147,176	69,616	(1,152,123)	93,883

	$480,408	$115,829	$(948,872)	$301,238

As at December 31, 2013, the derivatives held by the Fund were not subject to any master netting or similar agreements.

5.	INVESTMENT MANAGER

The Fund is managed by Xplor Capital Management, LLC (the “Investment Manager”), a Delaware corporation registered in the State of California. The Investment Manager is responsible for the management of the Master Fund’s investments.

Pursuant to the Investment Management Agreement dated October 14, 2006, the Fund pays the Investment Manager a management fee and incentive allocation.

Management Fee - The Fund will pay a monthly management fee to the Investment Manager at the rate of 2.0% per annum calculated on the net asset value of the Fund on the last day of each month. For the year ended December 31, 2013, a management fee of $101,131 was incurred in the 1X Series, of which $26,083 is payable at year end, and no management fees were incurred in the 4X Series. Certain Limited Partners are charged a different fee at the discretion of the Investment Manager.

57

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013
(expressed in U.S. dollars)

5.	INVESTMENT MANAGER (cont’d)

Incentive Allocation - The Fund will allocate an incentive fee to the Investment Manager of 20% of the net profits (including net unrealized gains), if any, as of the end of each calendar year with respect to the 1X Series and each calendar quarter with respect to the 4X Series, and as of any date on which a Limited Partner receives a withdrawal or distribution from its capital account in respect of such Limited Partner’s capital account at such time. If the Limited Partner’s capital account has a loss chargeable to it during any calendar year/calendar quarter and during a subsequent calendar year/calendar quarter there is a profit allocable to such capital account, there will be no incentive allocation payable with respect to the capital account until the amount of the loss previously allocated to the capital account has been recouped. All or a portion of the Incentive Allocation attributable to a Limited Partner’s capital account may be paid by redemption of a portion of that Limited Partner’s capital account. For the year ended December 31, 2013, $nil of Incentive Allocation was allocated to the General Partner by the 1X Series and $nil of Incentive Allocation was allocated to the General Partner by the 4X Series.

For investors who invest in the Fund via a feeder fund, management fees and incentive allocation are charged at the feeder fund level.

6.	ADMINISTRATOR

Altree Fund Services Limited (the “Administrator”), a company incorporated in Bermuda, serves as the Fund’s Administrator and acts as registrar for the Fund.

Pursuant to the Administration Agreement, the Fund will pay to the Administrator fees at such rates as shall be agreed from time to time by the Directors and the Administrator. The Administration Agreement provides further that the Fund shall reimburse the Administrator for all out-of-pocket expenses paid or incurred by the Administrator in the proper performance of its duties there under. For the year ended December 31, 2013, an administration fee of $12,000 was earned in the 1X Series, of which $4,000 was payable at year end. For the year ended December 31, 2013 an administration fee of $37,800 was earned in the 4X Series, of which $3,150 was payable at the year end.

7.	CUSTODIAN

Citigroup (the “Custodian”) has been appointed as the Fund’s prime broker and acts as its primary custodian. The Custodian receives commissions for its prime broker services but does not receive fees for its role as the custodian.

58

XPLOR GLOBAL CTA FUND, L.P.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013
(expressed in U.S. dollars)

8.	FINANCIAL HIGHLIGHTS

The information below represents the financial highlights applicable to the Limited Partners’ class of the Fund taken as a whole.

Operating Performance	1X Series	4X Series

Total return before incentive allocation	(8.28)%	(23.51)%
Incentive allocation	—	—

Total return after incentive allocation	(8.28)%	(23.51)%

Supplemental Data

Ratio to average Limited Partners’ capital:

Total expenses before incentive allocation	3.06%	1.68%
Incentive allocation	—	—

Total expenses after incentive allocation	3.06%	1.68%

Net investment loss	3.06%	1.68%

Total return and ratios are calculated for the Limited Partners taken as a whole. An individual Limited Partner’s return and ratio may vary from the above based on the timing of capital contributions and withdrawals and differing incentive allocation arrangements.

9.	SUBSEQUENT EVENTS

The Investment Manager has evaluated subsequent events occurring through the date of the audit report.

59

Annual Report for Xplor Global CTA Fund, L.P.

Pool ID: P026093

OATH OF AFFIRMATION

For the period ended December 31, 2013

Commodity Pool Operator: **Xplor Capital Management LLC**
NFA ID: 0333499

To the best of the knowledge and behalf of the undersigned, the information contained in the annual audited report for the year ended December 31, 2013 is accurate and complete.

Danny Hart

Xplor Global CTA Fund, L.P.
General Partner

60

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-493-4603

61

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

62

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-895-6943 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-895-6943.

INVESTMENT ADVISOR

Taylor Investment Advisors, LP

100 Crescent Court, Suite 525

Dallas, TX 75201

INVESTMENT SUB-ADVISOR

BlackRock Investment Management, LLC

One University Square Drive

Princeton, NJ 08540

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

a)(1)ii

The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $17,000

2013 – $17,000

(b)

Audit-Related Fees

2014 – None

2013 – N/A

(c)

Tax Fees

2014 – $3,000

2013 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $3,000

2013 – $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/8/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

9/8/14